                                                                   EXHIBIT 10.29

              REQUEST FOR APPROVAL OF OUTSIDE ACTIVITY       [X] Initial request
                                                             [ ] Revised Request
            (Ref. HEW Personnel Guides for Supervisors,      [ ] Renewal
               Chapter IV, Guide 7, Supplement 1)
--------------------------------------------------------------------------------
NOTE TO EMPLOYEE: See Information on Reverse Side of This Form
--------------------------------------------------------------------------------
 1. NAME (Last, First, Initial)          2. ORGANIZATIONAL LOCATION
                                            (Principal Operating Component,
                                             Bureau, Division)

Hinnebusch, Alan G.                          LMG, NICHD, NIH
--------------------------------------------------------------------------------
 3. TITLE OF POSITION                    4. GRADE AND SALARY (Federal)

Head, Section on Molecular Genetics of      GM-15  $72,354
Lower Eukacyotes, Lab. of Mol. Gen.,
NICHD/NIH
--------------------------------------------------------------------------------
 5. NAME, ADDRESS AND BUSINESS OF        6. LOCATION WHERE SERVICES WILL BE
    PERSON OR ORGANIZATION FOR WHOM         PERFORMED
    OUTSIDE SERVICES WILL BE PERFORMED

 RiboGene, Inc.                                Hayward, CA
--------------------------------------------------------------------------------
 7. NATURE OF ACTIVITY (Indicate type of activity, e.g., teaching, consultation services, and give full description of specific duties or services to be performed. Specify, when possible, the scheduled days of work and hours of day proposed activity will be performed.)

See Attached
------------

                  A renewal of this activity is necessary
                  should you change positions or if there
                  is a change in the activity, including
                  the amount of time devoted to the activity.

--------------------------------------------------------------------------------
 8. ESTIMATED TIME INVOLVED
--------------------------------------------------------------------------------
    a. PERIOD COVERED                   b. ESTIMATED TOTAL TIME DEVOTED TO
                                           ACTIVITY (If on a continuing basis,
                                           give estimated time per year)

       FROM 1/22/93   TO 1/21/94           2-6 days/year
--------------------------------------------------------------------------------
    c. WILL WORK BE PERFORMED ENTIRELY OUTSIDE USUAL WORKING HOURS?

       [X] YES   [ ] NO   IF NO, INDICATE ESTIMATED NUMBER OF HOURS OR DAYS
                          OF ABSENCE FROM WORK
--------------------------------------------------------------------------------
 9. DO YOUR OFFICIAL DUTIES RELATE IN ANY WAY TO THE PROPOSED ACTIVITY?

       [ ] NO    [X] YES (Describe)  Related to professional competence but not considered official responsibility
                                     appropriate for use of gov't funds.
--------------------------------------------------------------------------------
*10. IF PROVIDING CONSULTATIVE OR PROFESSIONAL SERVICES, ARE YOUR WOULD-BE
     ASSOCIATES RECEIVING OR WILL THEY SEEK, A GRANT OR CONTRACT FROM A FEDERAL AGENCY?

       [X] NO    [ ] YES (Describe)
--------------------------------------------------------------------------------
11. METHOD OR BASIS OF COMPENSATION     12. WILL COMPENSATION BE DERIVED FROM A
                                            DHEW GRANT OR CONTRACT?
     Will not exceed $9,000 per year
    [X] FEE        [ ] ROYALTY              [X] NO   [ ] YES (Describe)
    [ ] HONORARIUM [ ] EXPENSES
    [ ] PER DIEM   [ ] OTHER (Specify)
    [ ] PER ANNUM
--------------------------------------------------------------------------------
13. THIS REQUEST IS MADE WITH FULL KNOWLEDGE OF DEPARTMENT AND PRINCIPAL OPERATING COMPONENT POLICY AND PROCEDURES ON OUTSIDE ACTIVITIES. THE STATEMENTS I HAVE MADE ARE TRUE, COMPLETE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.
--------------------------------------------------------------------------------
14. SIGNATURE OF EMPLOYEE      15. DATE      16. ADDITIONAL INFORMATION ATTACHED

    /s/                        10/15/92            [X] YES    [ ] NO
--------------------------------------------------------------------------------
                            *17. ACTION RECOMMENDED
--------------------------------------------------------------------------------
 a. [X] APPROVAL      b. SIGNATURE             c. TITLE               d. DATE
    [ ] DISAPPROVAL      /s/                   Director, NICHD        12/1/92
--------------------------------------------------------------------------------
                                18. ACTION TAKEN
--------------------------------------------------------------------------------
a. [X] APPROVAL       b. SIGNATURE             c. TITLE [illegible]   d. DATE
   [ ] DISAPPROVAL                                Deputy Director
                         /s/ Philip S. Chen Jr.   for Intramural         1-6-93
                                                  Research, NIH
--------------------------------------------------------------------------------
* See reverse of form

HEW-820 (rev. 3/76)  X   Approval                           approval recommended
                    ---
                         Disapproval /s/ B. Healy   1/7/93    /s/ SLS  12/17/92
                    ---              -------------  ------   --------  --------
                                     Director, NIH   Date    initials    date

        REQUEST FOR APPROVAL OF OUTSIDE ACTIVITY            [X] Initial Request

                                                            [ ] Revised Request
(Ref. HEW Personnel Guides for Supervisors, Chapter IV,
                Guide 7, Supplement 1)                      [ ] Renewal
-------------------------------------------------------------------------------

NOTE TO EMPLOYEE: SEE INFORMATION ON REVERSE SIDE OF THIS FORM
-------------------------------------------------------------------------------
1. NAME (Last, First, Initial)

Hinnebusch, Alan G.
-------------------------------------------------------------------------------
2. ORGANIZATIONAL LOCATION (Principal Operating Component, Bureau, Division)

LMG, NICHD, NIH
-------------------------------------------------------------------------------
3. TITLE OF POSITION

Head, Section on Molecular Genetics of Lower Eukaryotes, Lab. of Mol. Gen., NICHD/NIH
-------------------------------------------------------------------------------
4. GRADE AND SALARY (Federal)

GM-15   $72,354
-------------------------------------------------------------------------------
*5. NAME, ADDRESS AND BUSINESS OF PERSON OR ORGANIZATION FOR WHOM OUTSIDE
    SERVICES WILL BE PERFORMED

RiboGene, Inc.
-------------------------------------------------------------------------------
6. LOCATION WHERE SERVICES WILL BE PERFORMED

Hayward, CA
-------------------------------------------------------------------------------
7. NATURE OF ACTIVITY (Indicate type of activity, e.g., teaching, simulation services, and give full description of specific duties or services to be performed. Specify, when possible, the scheduled days of week and hours of day proposed activity will be performed.)

See Attached
-------------------------------------------------------------------------------
8. ESTIMATED TIME INVOLVED
-------------------------------------------------------------------------------
  a. PERIOD COVERED

No specific dates available as yet

   FROM                 TO
-------------------------------------------------------------------------------
  b. ESTIMATED TOTAL TIME DEVOTED TO ACTIVITY (If on a continuing basis, give estimated time per year)

     2-6 days/year
-------------------------------------------------------------------------------
  c. WILL WORK BE PERFORMED ENTIRELY OUTSIDE USUAL WORKING HOURS?

[x] YES   [ ] NO IF NO, INDICATE ESTIMATED NUMBER OF HOURS OR DAYS OF ABSENCE
                 FROM WORK
-------------------------------------------------------------------------------
9. DO YOUR OFFICIAL DUTIES RELATE IN ANY WAY TO THE PROPOSED ACTIVITY?

[ ] NO    [x] YES (Describe)  Related to professional competence but not considered official responsibility appropriate
                              for use of gov't funds.
-------------------------------------------------------------------------------
*10. IF PROVIDING CONSULTATIVE OR PROFESSIONAL SERVICES, ARE YOUR WOULD-BE
     ASSOCIATES RECEIVING OR WILL THEY SEEK, A GRANT OR CONTRACT FROM A
     FEDERAL AGENCY?

[x] NO    [ ] YES (Describe)
-------------------------------------------------------------------------------
11. METHOD OR BASIS OF COMPENSATION

Will not exceed $9,000 per year
[x] FEE      [ ] HONORARIUM  [ ] PER DIEM  [ ] PER ANNUM
[ ] ROYALTY  [ ] EXPENSES    [ ] OTHER (Specify)
-------------------------------------------------------------------------------
12. WILL COMPENSATION BE DERIVED FROM A DNEW GRANT OR CONTRACT?

[x] NO    [ ] YES (Describe)
-------------------------------------------------------------------------------
13. THIS REQUEST IS MADE WITH FULL KNOWLEDGE OF DEPARTMENT AND PRINCIPAL OPERATING COMPONENT POLICY AND PROCEDURES ON OUTSIDE ACTIVITIES, THE STATEMENTS I HAVE MADE ARE TRUE, COMPLETE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.
-------------------------------------------------------------------------------
14. SIGNATURE OF EMPLOYEE

/S/
-------------------------------------------------------------------------------
15. DATE

10/15/92
-------------------------------------------------------------------------------
16. ADDITIONAL INFORMATION ATTACHED

[x] YES  [ ] NO
-------------------------------------------------------------------------------
                            *17. ACTION RECOMMENDED
-------------------------------------------------------------------------------
A. [ ] APPROVAL     B. SIGNATURE        C. TITLE                D. DATE
   [ ] DISAPPROVAL
-------------------------------------------------------------------------------
                                18. ACTION TAKEN
-------------------------------------------------------------------------------
A. [ ] APPROVAL     B. SIGNATURE        C. TITLE                D. DATE
   [ ] DISAPPROVAL

-------------------------------------------------------------------------------

* See reverse of form

HEW-820 (rev 1/76)

Attachment to Alan G. Hinnebusch, HEW 520 -  Item 7:

To serve as a member of the Scientific Advisory Board of RiboGene, Inc. This board will meet 2-4 days a year with the aim of developing new therapeutics for combating human diseases based on recent developments in the understanding of translational control of gene expression in eukaryotic organisms. The goal will be to identify control points that differentiate disease-related mRNA, from the patient's normal mRNAs and then to design drugs that interfere at those control points, either by specifically disrupting translation of the disease-related message, or preventing interference by the disease-causing organism with the host's normal protective mechanisms.

My expertise is sought in these efforts because my research over the last ten years has involved the elucidation of a gene-specific translational control mechanism in the yeast Saccharomyces cerevisiae. It is presumed that my knowledge gained from these studies will allow me to provide valuable advice and guidance in developing brand new therapeutics based on translational control. As a member of the Scientific Advisory Board of Ribogene, I would be expected to formulate specific proposals for new therapeutic strategies and to evaluate the merits of proposals presented by other consultants and employees of the company. At later stages in the development of this project, I would be involved with problem solving and modifications of the research plan as the work progresses and specific difficulties arise in the implementation of a particular proposal.

It should be noted that the information and advice I would provide to RiboGene would not be previously published or available to the public. Nor would it be information arising from my own research on gene regulation in yeast. It would deal entirely with novel proposals for new therapeutics aimed at human diseases, and thus, completely outside the scope of the research I conduct and my official duties here at NIH.

At present, I have accepted no reimbursement for travel from RiboGene.

-- If you answer "yes" to this question, please make sure the information is attached.

--  If consulting for industry, please complete Part B (below).

-- If consulting for Industry, a tentative contract must be included. (You may use Part C of this form.)

Item 17. Action Recommended

-- Make sure that Recommending Official has checked Approval/Disapproval block and has signed and dated the request.

Item 18. Action Taken

-- Show title of approving official (as cited in NIH Manual 1130, Delegations of Authority, Personnel No. 16). For consulting for industry add a signature line for the Director, NIH, at bottom of the form.

    Deputy Director for Intramural Research, NIH - approves all requests for employees who are primarily involved in intramural research programs.


    Deputy Director for Extramural Research, NIH - approves all requests for employees who are primarily involved in the management of grants, cooperative agreements, or contracts programs. (This includes requests for Division and Associate Directors having responsibility for contract/grant/cooperative agreement programs)

    Associate Directors, NIH - approve all requests in their respective areas.

    BID Directors - approve all requests in their respective areas if they are without remuneration (expenses only). (Note: Copies of BID approved HHS 520s are to be sent to REBB)

    Director, NIH - approves all requests for:

     --  BID Directors or other comparable high-level officials.
     --  Consulting for Industry
     -- Professional or consultive services to organizations or Government Units that have been awarded, recently applied for, or are potential recipients of a grant or contract.
     -- Participation in litigation as an outside activity where the litigation involves or is likely to involve the Government.

--------------------------------------------------------------------------------
Part B - If you are consulting for industry, please complete this part.
--------------------------------------------------------------------------------
Name of Company/Law Firm                Amount of compensation from the attached
                                        activity

RiboGene, Inc.                          $9,000 per year, or less
--------------------------------------------------------------------------------
Including this request, total           Total compensation scheduled to be
compensation scheduled to be            received this calendar year from all
received this calendar year from all    previously approved consultations or
consulting or giving testimony, with    legal testimony with other companies/
the above company/law firm              law firms

$9,000 or less                          $ 0
--------------------------------------------------------------------------------
Signature                               Date

                                        10/15/92
--------------------------------------------------------------------------------

NIH 2657-2 (1/88) page-1 BACK

--------------------------------------------------------------------------------
Part C -- Consulting Agreement with Industrial Organization (for optional use)
--------------------------------------------------------------------------------
This is an agreement between:
--------------------------------------------------------------------------------
Name of Industrial Organization (I.O.)

          RiboGene, Inc.
--------------------------------------------------------------------------------
of (City and State)

          Hayward, CA
--------------------------------------------------------------------------------
and
--------------------------------------------------------------------------------
Employee's Name                              BID

Alan Hinnebusch                       HHS, NIH, NICHD, LMG
--------------------------------------------------------------------------------
This contract relates to consulting work proposed by an Outside Employer, identified above as the Industrial Organization, and the above named Employee, identified herein as the Consultant. An Industrial Organization shall mean in this Agreement a for-profit firm or a not-profit organization which seeks to develop and/or market, directly or indirectly, a technique, process or product.

The following items are agreed to by both the I.O. and the Consultant:

1. The proposed work will not interfere in any way with the Consultant's responsibilities at the NIH, and will be performed only on a non-duty time, on annual leave or during leave without pay.

2. The Consultant will not disclose to the I.O. any information derived from work at the NIH until it has been disclosed publicly, either in a written publication, or in an oral presentation at a lecture or meeting open to the public and publicly announced.

3. Consultation will relate only to the general knowledge and expertise of the Consultant, and may be performed on an ongoing NIH research shall be provided on a non-exclusive basis. Any and all agreements for exclusive consultation are prohibited.

4. The I.O. will have no proprietary interest in any work that the employee has done or will do at the NIH.

5. Notwithstanding any other provision in the agreement, the Consultant shall not be restricted from reporting an invention made by the Consultant (whether alone or jointly) to the Department of Health and Human Services (DHHS) as required by Federal regulations in 45 CFR Part 7,* nor shall anything in the Agreement restrict or preclude the ability of DHHS to ascertain its rights in such an invention.

6. The I.O. will not refer to the consultant or to an affiliation with NIH in anything distributed for publicity or product promotion.

7. The number of days the Consultant will work for the I.O. during the period of this contract will be:
   2-6 days during 1992/3 (year) and 2-6 days during 1993/4 (year).
   ---              ------            ---             ------

8. The method and amount of compensation of the Employee's services and expenses will be as follows:
   the employee will receive a fee of $1,000 per meeting (maximum 4/year)
                                      ------     -------
   plus $5,000 annual retainer.

9. This Consulting Agreement shall become effective the date of NIH approval of the Consultant's participation in this Outside Activity.


-------------
*These regulations require the reporting of any invention made by a DHHS employee that bears any relation to his/her official duties, or that was made in whole or in part during working hours, or with any contribution of Government utilities, equipment, material, funds, or information or of time or services of other Government employees on official duty.
--------------------------------------------------------------------------------
NIH 2657-2 (1/88) Page 2 FRONT

--------------------------------------------------------------------------------
Industrial Organization's Approval
--------------------------------------------------------------------------------
Signature of Designated Official
        /s/ Vincent J. Miles
--------------------------------------------------------------------------------
Typed Name                                              Date
        Vincent J. Miles                                        10/15/92
--------------------------------------------------------------------------------
Position in Organization                                Phone No.
        Vice President, Business Development                    510 732-5551
--------------------------------------------------------------------------------
Address
        21375 Cabot Blvd., Hayward, CA  94545
--------------------------------------------------------------------------------
Employee/Consultant's Acceptance
--------------------------------------------------------------------------------
I will observe the policies and regulations which       Signature of Employee
govern outside activities as defined in the NIH Manual    /s/ Alan G. Hinnebusch
2300-735-4 and the DHHS Standards of Conduct.
--------------------------------------------------------------------------------
Typed Name                                              Date
        Alan G. Hinnebusch                                      10/15/92
--------------------------------------------------------------------------------
Title of Position                                       Phone No.
        Head, Section on Molecular Genetics of Lower            496-4480
        Eukaryotes, Lab. of Molecular Genetics,
        NICHD/NIH
--------------------------------------------------------------------------------
Location
        Building 6B, Room 309
        Bethesda, MD  20892
--------------------------------------------------------------------------------
Forms submission
Submit (to employee's supervisor) both pages of this form, along with the completed Form HHS 520, at least 6 weeks in advance of the requested activity. This will permit appropriate processing and approval prior to initiation.
--------------------------------------------------------------------------------
NIH 2657-2 (1/88) Page 2 BACK

                  REQUEST FOR APPROVAL OF AN OUTSIDE ACTIVITY
                            SUPPLEMENTAL INFORMATION

Employee Name:  Alan G. Hinnebusch, Ph.D.

Position Title: Head Section on Molecular Genetics of Lower Eukaryotes, Laboratory of Molecular Genetics, NICHD/NIH

Organizational Location: (include ICD, division, laboratory, branch, etc.) LMG, NICHD, NIH

1. Brief description of employee's official duties. In addition, attach a copy of the position description or billet.

     I supervise research on the translational regulation of the GCN4 protein of yeast and the mechanism whereby GCN4 activates transcription at its target genes. (See attached position description.)

2.   Brief description of the outside activity.

     See attached.

3. Explain why the activity cannot be performed as an official duty including how it does not relate to NIH responsibilities, policies, and programs?

     See attached.

4. Is the outside organization a recipient or potential recipient of any grants or contracts from the intramural program of your ICD? Is the outside organization a recipient of (or in the process of negotiating) any direct or indirect collaborative agreements or Cooperative Research and Development Agreements (CRADA) with the intramural program of your ICD? Is there any direct or indirect support of staff, guest workers, or other individuals in the intramural program of your ICD?

     No, to all questions.

5. If consulting with a law firm, do you have any financial associations with the client (or potential beneficiary) in the matter for which you propose to consult?

     Not applicable.

Attachment to Alan G. Hinnebusch, Supplemental Form:

Item 2:

To serve as a member of the Scientific Advisory Board of RiboGene, Inc. In this capacity, I would spend 2-6 days a year providing consultive services aimed at the development of new therapeutics for combating human diseases based on translational control of gene expression in eukaryotic organisms. The goal would be to identify control points that differentiate disease-related mRNA from the patient's normal mRNAs and then design drugs that would interfere at those control points, either by specifically disrupting translation of the disease-related message, or preventing interference by the disease-causing organism with the host's normal protective mechanisms.

Item 3:

I have been invited to serve on the Scientific Advisory Board because I have expertise in the field of translational control mechanisms gained from research I have done at NIH. However, the information and advice I would provide to RiboGene would deal with novel proposals for developing therapeutics against human disease. These proposals would be completely outside the scope of the research I conduct here at NIH on gene regulation in the simple yeast Saccharomyces. This yeast is not a human pathogen and the translational control of the transcriptional activator GCN4 which we study has no direct bearing on human disease. Developing proposals for new therapies aimed at human diseases of any type is not listed in my position description and would not be carried out by me except as a participant of the Scientific Advisory Board of a company like of RiboGene.

             Position Description - Research Microbiologist (GM-15)

Introduction

The Section on Molecular Genetics of Lower Eukaryotes in the LMG, headed by the incumbent, conducts laboratory research on the molecular mechanisms for regulation of gene expression in the unicellular eukaryote Saccharomyces carevisse. This yeast is an excellent model system for studying basic functions carried out by all eukaryotic cells, including modulation of gene expression at the transcriptional and translational levels in response to changes in the extracellular environment. The Section aims at elucidating the coordinate regulation of amino acid biosynthetic genes and the genes encoding components of the protein synthesis machinery under conditions of amino acid depletion. Previous work from the Section has shown that the transcriptional activator of amino acid biosynthetic genes, GCN4, is itself regulated at the translational level by a novel control mechanism that involves general factors involved in the initiation of protein synthesis. The regulation of the ribosomal protein genes has been shown to involve RAPI, a very abundant protein that can either stimulate or repress the transcription of genes to which it binds, depending on the functions of other regulatory factors in the cell. These control mechanisms are essential features of the complicated circuitry that exists in all eukaryotic cells to adjust the rate of cell growth and division to the availability of essential nutrients. The combination of sophisticated genetic analysis and a variety of molecular and biochemical techniques available for Saccharomyces provides a powerful set of tools with which to dissect such complex regulatory networks.

Duties

The incumbent initiates, plans, constructs and directs experimental research devoted to fundamental questions concerning the transcriptional regulation of genes encoding amino acid biosynthetic enzymes and ribosomal proteins. Studies on the transcriptional regulatory proteins that interact with these genes and the trans-acting factors which, in turn, modulate the expression or activity of these factors is the main focus of the Section. The incumbent employs a variety of genetic, biochemical and immunological techniques to analyze the functions of the proteins that participate in these regulatory networks and the cis-acting signals in DNA and RNA with which they interact. Much emphasis is given to the isolation of regulatory mutations in vivo by classical genetic approaches and the production of site-directed alterations in cloned genes by in vitro mutagenesis. The effects of these mutations on gene regulation are studied using various molecular biological and biochemical assays. Antibodies produced against regulatory proteins and various fractionation techniques are used to study physical and biochemical interactions between the different factors under conditions of nutritional depletion or excess. Regulatory mutations of particular interest are often subjected to additional genetic analysis by the isolation of suppressor mutations. Cloning and characterization of such suppressor genes allows the identification of new interacting components of the system under study. Additional components are identified by screening yeast DNA libraries constructed in high copy-number plasmid vectors for the production of mutant phenotypes resulting from the overexpression of wild-type genes.

The incumbent analyzes overall research activities in the laboratory and makes decisions aiming to enhance creativity and productivity of the work in the section. In so doing, the incumbent demonstrates originality in evaluation of results and in generating new concepts leading to formation of creative research directions and working hypotheses. In addition, the incumbent shows scholarly breadth and depth in understanding and evaluating research subjects. The incumbent is sensitive to new development in the field, incorporates and improves techniques and procedures used in the laboratory in a timely fashion.

The incumbent appoints associates, post-doctoral investigators, technicians and students to the staff of the Section. The incumbent provides critical guidance for conducting research activities with a creative edge and high efficiency. The incumbent maintains a cooperative and positive environment conducive for imaginative work. To this end, the incumbent holds regular discussions with the laboratory staff. The incumbent demonstrates leadership in making progress in research by employing expertise in the field of molecular biology, microbiology and genetics.

The incumbent assigns work to technical staff, directs experiments, prepares performance appraisals, approves leave. The incumbent carries out all other administrative duties required for the smooth functions of the Section. The incumbent makes active contributions for disseminating scientific information obtained in the laboratory by publishing original papers in qualified scientific journals. The incumbent also communicates with scientists and students in relevant fields by participating in meetings, giving lectures and organizing seminars. The incumbent makes honest efforts as an active member of scientific community by participating in peer reviewing of manuscripts and grant applications, and conducts collaborative research within and outside the NIH.

The incumbent adheres to all safety regulations such as radiation safety, and maintains a safe laboratory environment.

FACTOR 1 -- KNOWLEDGE REQUIRED

Mastery of the principles and proven expertise in the field of molecular biology, microbiology and genetics with particular emphasis on gene regulation. The incumbent is an internationally recognized authority in this field.

FACTOR 2 -- SUPERVISORY CONTROL

The research program of the Section must be consistent with the general objectives of LMG and the Institute. Within this framework, the directions of research in the Section is the incumbent's sole responsibility. The Laboratory Chief is kept informed of ongoing research projects, and of major changes in the directions of the program.

FACTOR 3 -- GUIDELINES

The incumbent uses established resource of laboratory references and journals in specific areas for information about experimentation. The incumbent must exhibit a high degree of originality in the design and analyses of experiments. Improvement of existing technology and modification of previously accepted concepts are often required.

FACTOR 4 -- COMPLEXITY

The incumbent conducts research that involves many disciplines of biology. The use of most advanced techniques of molecular engineering, genetics and immunochemistry is required. The incumbent must deal with the latest and sometimes conflicting experimental evidence and trends found in the literature and in other means of scientific communications, and derive his own evaluations. With these evaluations, the incumbent must develop original research directions which will advance our understanding of gene regulation in simple eukaryotes.

FACTOR 5 -- SCOPE AND EFFECT

The incumbent conducts research that makes substantial contributions to the understanding of the mechanisms of gene regulation in eukaryotic systems and leads the field. The work includes providing expert advice and assistance to colleagues and collaborators.

FACTOR 6 -- PERSONAL CONTACTS

The incumbent makes scientific interactions with colleagues in the Section, with scientists at the NIH and outside both nationally and internationally.

FACTOR 7 -- PURPOSE OF CONTACTS

The purpose of these contacts is to present scientific information produced in the Section to other scientists. The information to be transmitted may range from scientific facts to hypothesis and concepts.

FACTOR 8 -- PHYSICAL DEMANDS

The work requires regular physical exertions such as standing for prolonged periods of time or bending at the bench. The work may require specific, but common physical characteristics and abilities such as above average agility and dexterity to perform intricate experiments and data analyses.

FACTOR 9 -- WORK ENVIRONMENT

The work involves regular and recurring exposure to moderate risks and discomfort, such as chemical carcinogens, radioactive materials, irritant chemicals and potential infectious agents.

                          [RiboGene, Inc. Letterhead]


October 14, 1992

Dr. A.G. Hinnebusch
National Institutes of Health
9000 Wisconsin Avenue
Building 6B Room 3B-309
Bethesda, MD 20892

CONFIDENTIAL

Dear Alan,

Now that RiboGene's Business Plan for translation-targeted therapeutics has been approved, it gives me great pleasure to invite you to join our Scientific Advisory Board for this venture. We at RiboGene are very excited by the prospects for TTT, and believe that the Scientific Advisory Board will play a key role in helping us to decide which research strategies have the greatest chance of success. Your comprehensive knowledge of the field of translational control will, we believe, be very valuable in this endeavor.

In return for your services, we propose to pay you a consultancy fee of $1,000 for each SAB meeting you attend, and to reimburse you for out-of-pocket expenses incurred in connection with these meetings. We expect that there will be up to four SAB meetings a year, typically requiring somewhere between 2 and 6 days per year.

In addition to your per-meeting fees, we also propose to pay you a $5,000 retainer at the end of each year, on the anniversary of your joining the SAB. Depending on the progress made by the company, the amount of this retainer may be increased in certain years - subject of course to any limits imposed by NIH for the remuneration you may receive from an outside employer.

We are working right now to finalize the date of our inaugural SAB meeting, which is likely to take place in late January 1993. The purpose of this meeting will be to review the translation/disease targets RiboGene has selected for TTT and the experimental approach it intends to adopt. A provisional agenda is attached. I will be in touch to confirm dates and arrangements.

Looking forward to a long and successful association with you.

Sincerely,

/s/ Vincent J. Miles

Vincent J. Miles PhD
Vice President, Business Development
General Manager, Therapeutics Business Unit

                                                                    CONFIDENTIAL

                                 RIBOGENE, INC
               TTT SCIENTIFIC ADVISORY BOARD MEETING, JANUARY 93

                      AGENDA (PROVISIONAL AS OF 10/14/92)

1. Proposed Targets

- Has RiboGene selected the translation targets most likely to be amenable to intervention?

- Are the diseases which can be addressed via these targets clinically significant?

-  What other targets (translation targets, diseases) could we add to the list?

2. Proposed Screening Assays

- Given the list of translation/disease targets, are the screening assays proposed by RiboGene appropriate? How could they be improved? What technical obstacles may be expected?

-  Are any alternative assays possible/preferred?

3. Proposed Intervention Strategies

- Are the lead compounds proposed by RiboGene appropriate? What alternatives might there be?

4. Timing and Milestones

- Are the milestones proposed by the company realistic? Is the timetable too optimistic or pessimistic?